SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 14, 2002
                                                          ---------------

                               OMNICOM GROUP INC.
                     ---------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    New York
                     ---------------------------------------
                 (State or Other Jurisdiction of Incorporation)

            1-10551                                   13-1514814
    ------------------------             ------------------------------------
    (Commission File Number)             (I.R.S. Employer Identification No.)

                  437 Madison Avenue, New York, New York 10022
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (212) 415-3600
                     ---------------------------------------
              (Registrant's Telephone Number, Including Area Code)

Item 9. Regulation FD Disclosure.

      On August 14, 2002, Omnicom's Chief Executive Officer and Chief Financial Officer each signed and filed with the Securities and Exchange Commission, without qualification, the certifications required to be filed by the principal executive officer and principal financial officer of Omnicom pursuant to the SEC's order (the "Order") dated June 27, 2002 requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934. The certifications are attached hereto as Annexes A and B, respectively, and are hereby incorporated by reference as if set forth herein in full.

      Also, on August 14, 2002, Omnicom's Chief Executive Officer and Chief Financial Officer signed and filed with the Securities and Exchange Commission, without qualification, the certification required to be filed by the chief executive officer and chief financial officer of Omnicom pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (the "Act") in connection with the filing of Omnicom's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002. The certification is attached hereto as Annex C, and is hereby incorporated by reference as if set forth herein in full.

      The certifications filed by Omnicom's Chief Executive Officer and Chief Financial Officer pursuant to the Order and pursuant to the Act are also available on Omnicom's website at www.omnicomgroup.com/recentevents.

      On August 14, 2002, Omnicom also issued the press release attached hereto as Annex D.

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      OMNICOM GROUP INC.

                                      By: /s/ PHILIP J. ANGELASTRO
                                          --------------------------------
                                          Philip J. Angelastro
                                          Senior Vice President, Finance
                                          and Controller

Date: August 14, 2002

                                Index to Annexes

Annex                   Description
-----                   -----------

A Certificate of Omnicom's Chief Executive Officer pursuant to SEC Order 4-460 covering Omnicom's Annual Report on Form 10-K for the year ended December 31, 2001, filed with the Securities and Exchange Commission on March 28, 2002 and all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Omnicom filed with the Securities and Exchange Commission subsequent to the filing of the Form 10-K.

B Certificate of Omnicom's Chief Financial Officer pursuant to SEC Order 4-460 covering Omnicom's Annual Report on Form 10-K for the year ended December 31, 2001, filed with the Securities and Exchange Commission on March 28, 2002 and all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Omnicom filed with the Securities and Exchange Commission subsequent to the filing of the Form 10-K.

C Certificate of Omnicom's Chief Executive Officer and Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 in connection with Omnicom's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002.

D                       Press release issued on August 14, 2002.

                                                                         Annex A

  Statement Under Oath of the Principal Executive Officer of Omnicom Group Inc.
       Regarding Facts and Circumstances Relating to Exchange Act Filings

I, John D. Wren, President and Chief Executive Officer of Omnicom Group Inc. ("Omnicom"), state and attest that:

      (1) To the best of my knowledge, based upon a review of the covered reports of Omnicom, and, except as corrected or supplemented in a subsequent covered report:

            o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

            o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

      (2) I have reviewed the contents of this statement with Omnicom's audit committee.

      (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

            o Omnicom's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 filed with the Commission on March 28, 2002;

            o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Omnicom filed with the Commission subsequent to the filing of the Form 10-K identified above; and

            o     any amendments to any of the foregoing.

/s/ John D. Wren
----------------------------                   Subscribed and sworn to
John D. Wren                                   before me this 14th day of
August 14, 2002                                August 2002.

                                               /s/ Raymond E. McGovern, Jr.
                                               ------------------------------
                                               Notary Public

                                               My Commission Expires: 8/31/02

                                                                         Annex B

  Statement Under Oath of the Principal Financial Officer of Omnicom Group Inc.
       Regarding Facts and Circumstances Relating to Exchange Act Filings

I, Randall J. Weisenburger, Executive Vice President and Chief Financial Officer of Omnicom Group Inc. ("Omnicom"), state and attest that:

      (1) To the best of my knowledge, based upon a review of the covered reports of Omnicom, and, except as corrected or supplemented in a subsequent covered report:

            o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

            o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

      (2) I have reviewed the contents of this statement with Omnicom's audit committee.

      (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

            o Omnicom's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 filed with the Commission on March 28, 2002;

            o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Omnicom filed with the Commission subsequent to the filing of the Form 10-K identified above; and

            o     any amendments to any of the foregoing.

/s/ Randall J. Weisenburger
---------------------------                 Subscribed and sworn to
Randall J. Weisenburger                     before me this 14th day of
August 14, 2002                             August 2002.

                                            /s/ Raymond E. McGovern, Jr.
                                            ---------------------------------
                                            Notary Public

                                            My Commission Expires: 8/31/02

                                                                         Annex C

                                CERTIFICATION OF
                                QUARTERLY REPORT
                                  ON FORM 10-Q

      Pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of Omnicom Group, Inc.'s Quarterly Report on Form 10-Q for the quarter ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of Omnicom certifies, that, to such officer's knowledge:

      o the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      o the information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of operations of Omnicom as of the dates and for the periods expressed in the Report.

      Executed as of August 14, 2002.

                                             /s/ John D. Wren
                                             ---------------------------------
                                             Name: John D. Wren
                                             Title: Chief Executive Officer

                                             /s/ Randall J. Weisenburger
                                             ---------------------------------
                                             Name: Randall J. Weisenburger
                                             Title: Chief Financial Officer

                                                                         Annex D

FOR IMMEDIATE RELEASE

Contact: Randall Weisenburger
         212-415-3393

                            OMNICOM CEO AND CFO SIGN
                           REQUIRED SEC CERTIFICATIONS

      New York, New York, August 14, 2002--Omnicom Group Inc. (NYSE: OMC) announced today that John Wren, its chief executive officer, and Randall Weisenburger, its chief financial officer, have signed, without qualification, and are filing with the SEC the certifications required from CEO's and CFO's of the country's 947 largest public companies affirming Omnicom's SEC filings in 2002. The SEC reports to which the certifications relate are Omnicom's 10-K for 2001, its subsequent 8-K's, its 10-Q's for the first and second quarters of this year and its 2002 proxy statement. They have also signed without qualification and are filing with the SEC the certifications required by the Sarbanes-Oxley Act of 2002 relating to Omnicom's second quarter 10-Q report.

      "We were pleased to sign these certificates to evidence our continuing commitment to integrity in financial reporting. Omnicom has always taken pride in its approach to providing investors meaningful, clear and straight-forward information about its business," the signing officers said.

      The certificates filed with the SEC are available on Omnicom's website (www.omnicomgroup.com/recent events).

                                    * * * * *

      Omnicom is a leading global marketing and corporate communications company. Omnicom's branded networks and numerous specialty firms provide advertising, strategic media planning and buying, direct and promotional marketing, public relations and other specialty communications services to over 5,000 clients in more than 100 countries.